U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 21, 2004

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada (State or Other Jurisdiction of Incorporation)	1-1035 (Commission File Number)	N/A (IRS employer Identification No.)

122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500

(Address and telephone number of the registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition
Signature
Index to Exhibits
News Release dated October 21, 2004

Current Report on Form 8-K
          Item 2.02. Results of Operations and Financial Condition
Signature
Index to Exhibits
News Release dated October 21, 2004

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 2.02. Results of Operations and Financial Condition

     On October 21, 2004, Potash Corporation of Saskatchewan Inc. issued a news release announcing its financial results for the third quarter ended September 30, 2004. A copy of the news release is attached as Exhibit 99.1. This news release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly related comparable GAAP measures.

     The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.
	By:	/s/ John L.M. Hampton

Date: October 21, 2004		John L.M. Hampton Senior Vice President, General Counsel and Secretary Potash Corporation of Saskatchewan Inc.

Index to Exhibits

Exhibit Number	Description of Document
99.1	News release, dated October 21, 2004, issued by Potash Corporation of Saskatchewan Inc.